As filed with the Securities and Exchange Commission on January 21, 2005.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-8568

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

[Logo]
---------------------
JOHN HANCOCK FUNDS

JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

January 21, 2005

Dear Fellow Shareholder:

As an investor in the John Hancock Bank and Thrift Opportunity Fund, you are cordially invited to attend the annual shareholder meeting on Wednesday, March 2, 2005 at 9:00 A.M., Eastern Time, to be held at John Hancock Funds,
101 Huntington Avenue, Boston, MA 02199.

The proposals set forth in the enclosed proxy statement are routine items. A routine item is one which occurs annually and makes no fundamental or material changes to a fund's investment objectives, policies or restrictions, or to the investment management contracts.

ELECT YOUR FUND'S BOARD OF TRUSTEES

Proposal number one asks you to elect four Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each nominee's background.

RATIFY THE TRUSTEES' SELECTION OF PUBLIC ACCOUNTANTS

Proposal number two asks you to ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent registered public accounting firm for the fund's current fiscal year. Deloitte & Touche LLP has been the fund's independent registered public accounting firm since the fund's inception.

YOUR VOTE IS IMPORTANT!

Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions, please call 1-800-852-0218, Monday through Friday, between 9:00 A.M. and 7:00 P.M.,
Eastern Time.

Thank you in advance for your prompt action on this very important matter.

                                                Sincerely,

                                            /s/ James A. Shepherdson

                                                James A. Shepherdson
                                                Chief Executive Officer

                JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
              101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 2, 2005

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

To the Shareholders of John Hancock Bank and Thrift Opportunity Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, March 2, 2005 at 9:00 A.M., Eastern Time, to consider the following proposals:

    (1) To elect four Trustees to serve until their respective successors are elected and qualified.

    (2) To ratify or reject the Trustees' selection of Deloitte & Touche LLP as the fund's independent registered public accounting firm for the fund's current fiscal year.

    (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS.

Shareholders of record as of the close of business on January 12, 2005 are entitled to notice of and to vote at the fund's annual meeting and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about January 21, 2005.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                             By order of the Board of Trustees,

                                             Susan S. Newton
                                             Senior Vice President and Secretary

January 21, 2005

                JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
              101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199

                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 2, 2005

                               PROXY STATEMENT

    This proxy statement contains the information you should know before voting on the proposals described in the notice. THE FUND WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. IF YOU WOULD LIKE A COPY OF YOUR FUND'S REPORT, PLEASE SEND A WRITTEN REQUEST TO THE ATTENTION OF THE FUND AT 101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199, OR CALL JOHN HANCOCK FUNDS AT 1-800-892-9552.

    This proxy statement is being used by your fund's Trustees to solicit proxies to be voted at the annual meeting of your fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, March 2, 2005 at 9:00 A.M., Eastern Time.

    If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199, by returning a signed proxy with a later date before the meeting, or if attending the meeting and voting in person, by notifying the fund's secretary (without complying with any formalities) at any time before your proxy is voted.

RECORD OWNERSHIP
    The Trustees have fixed the close of business on January 12, 2005 as the record date to determine which shareholders are entitled to vote at the meeting. Shareholders are entitled to one vote per share on all business relating to the fund at the annual meeting or any postponements. On the record date, there were 84,400,000 shares of beneficial interest of the fund outstanding.

    The fund's management does not know of anyone who beneficially owned more than 5% of the fund's shares outstanding on the record date (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

                                  PROPOSAL 1

                             ELECTION OF TRUSTEES

GENERAL
    The fund's Board of Trustees consists of ten members. The Board is divided into three staggered term classes; two containing three Trustees each and one containing four Trustees. The term of one class expires each year, and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two-year period.

    As of the date of this proxy, each nominee for election currently serves as a Trustee of the fund, except for Mr. Chapman who is an Independent Trustee on other funds within the John Hancock complex. Using the enclosed proxy card, you may authorize the proxies to vote your shares for the nominees or you may withhold from the proxies authority to vote your shares for one or more of the nominees. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of a substitute nominee, if any, as the fund's Trustees may designate. The fund has no reason to believe that it will be necessary to designate a substitute nominee.

PROPOSAL 1
    Messrs. Carlin, Chapman, Cunningham and Shepherdson and are the current nominees for election.

VOTE REQUIRED FOR PROPOSAL 1
    The vote of a plurality of the votes cast by the shares of the fund is sufficient to elect the nominees.

INFORMATION CONCERNING TRUSTEES
    The following table sets forth certain information regarding the nominees for election to the Board. The table also shows his or her principal occupation or employment and other directorships during the past five years and the number of John Hancock funds overseen by the Trustees. The table also lists the Trustees who are not currently standing for election: The term of Messrs. Dion, Ladner and Moore will expire at the 2006 annual meeting, and the term of Ms. McGill Peterson and Messrs. Mr. Pruchansky and Smith will expire at the 2007 annual meeting.

                                                                                                                       NUMBER OF
NAME, (AGE), ADDRESS(1) AND                PRINCIPAL OCCUPATION(s) AND OTHER DIRECTORSHIPS              TRUSTEE       JOHN HANCOCK
POSITION WITH THE FUNDS                               DURING THE PAST FIVE YEARS                         SINCE       FUNDS OVERSEEN
------------------------------------------------------------------------------------------------------------------------------------

                                                       NOMINEES FOR ELECTION
                                                      TERM TO EXPIRE IN 2008
James F. Carlin                   Director and Treasurer, Alpha Analytical Inc. (analytical               1994             47
(Age 64)                          laboratory) (since 1985); Part Owner and Treasurer, Lawrence
Independent Trustee               Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice
                                  President, Mone Lawrence Carlin Insurance Agency, Inc. (since
                                  1996); Director and Treasurer, Rizzo Associates (engineering)
                                  (until 2000); Chairman and CEO, Carlin Consolidated, Inc.
                                  (management/investments) (since 1987); Director and Partner,
                                  Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts
                                  Health and Education Tax Exempt Trust (since 1993); Director of the following: Uno Restaurant Corp. (until 2001), Arbella Mutual
                                  (insurance) (until 2000), HealthPlan Services, Inc. (until 1999),
                                  Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency,
                                  Inc. (until 1999); Chairman, Massachusetts Board of Higher
                                  Education (until 1999).

Richard P. Chapman, Jr.           President and Chief Executive Officer, Brookline Bancorp, Inc.        nominee            39
(Age 69)                          (lending) (since 1972); Director, Lumber Insurance Co.,
Independent Trustee               (insurance) (until 2000); Chairman and Director, Northeast
                                  Retirement Services, Inc. (retirement administration)
                                  (since 1998).

William H. Cunningham             Former Chancellor, University of Texas System and former President      1994             47
(Age 61)                          of the University of Texas, Austin, Texas; Chairman and CEO, IBT
Independent Trustee               Technologies (until 2001); Director of the following: The
                                  University of Texas Investment Management Company (until 2000),
                                  Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise
                                  Television Corp. (until 2001), Symtx, Inc. (electronic
                                  manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
                                  2004), Pinnacle Foods Corporation (until 2003), rateGenius (until
                                  2003), Jefferson-Pilot Corporation (diversified life insurance company), New Century Equity Holdings (formerly Billing Concepts)
                                  (until 2001), eCertain (until 2001), ClassMap.com (until 2001),
                                  Agile Ventures (until 2001), LBJ Foundation (until 2000),
                                  Golfsmith International, Inc. (until 2000), Metamor Worldwide
                                  (until 2000), AskRed.com (until 2001), Southwest Airlines and
                                  Introgen; Advisory Director, Q Investments; Advisory (until 2003);
                                  Director, Chase Bank (formerly Texas Commerce Bank - Austin), LIN
                                  Television (since 2002), WilTel Communications (until 2003) and
                                  Hayes Lemmerz International, Inc. (diversified automotive parts supple company) (since 2003).

James A. Shepherdson*             Executive Vice President, Manulife Financial Corporation (since         2004             49
(Age 52)                          2004); Director, President and Chief Executive Officer, John
Non-Independent Trustee           Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
                                  Group, LLC ("The Berkeley Group") (holding company); Director,
                                  President and Chief Executive Officer, John Hancock Funds, LLC
                                  (the "Distributor"); Director, President and Chief Executive
                                  Officer, Sovereign Asset Management Corporation ("SAMCorp.");
                                  Director, Chairman and President, NM Capital Management, Inc. (NM
                                  Capital); President, John Hancock Retirement Services, John
                                  Hancock Life Insurance Company (until 2004); Chairman, Essex
                                  Corporation (until 2004) (investment adviser); Co-Chief Executive
                                  Officer, MetLife Investors Group (until 2003); Senior Vice
                                  President, AXA/Equitable Insurance Company (until 2000).

                                                TRUSTEES NOT STANDING FOR ELECTION
                                                      TERM TO EXPIRE IN 2006
Ronald R. Dion                    Chairman and Chief Executive Officer, R. M. Bradley & Co., Inc.;        1998             47
(Age 58)                          Director, The New England Council and Massachusetts Roundtable;
Independent Trustee               Director, Boston Stock Exchange; Trustee, North Shore Medical
                                  Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College.

Charles L. Ladner                 Chairman and Trustee, Dunwoody Village, Inc. (retirement                1994             49
(Age 66)                          services); Senior Vice President and Chief Financial Officer, UGI
Chairman and                      Corporation (public utility holding company) (retired 1998); Vice
Independent Trustee               President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
                                  Director, EnergyNorth, Inc. (until 1995); Director, Parks and
                                  History Association (since 2001).

John A. Moore                     President and Chief Executive Officer, Institute for Evaluating         2002             49
(Age 65)                          Health Risks, (nonprofit institution) (until 2001); Chief
Independent Trustee               Scientist, Sciences International (health research) (until 2003);
                                  Principal, Hollyhouse (consulting) (since 2000); Director, CIIT
                                  (nonprofit research) (since 2002).

                                                TRUSTEES NOT STANDING FOR ELECTION
                                                      TERM TO EXPIRE IN 2007
Patti McGill Peterson             Executive Director, Council for International Exchange of Scholars      2002             49
(Age 61)                          and Vice President, Institute of International Education (since
Independent Trustee               1998); Senior Fellow, Cornell Institute of Public Affairs, Cornell
                                  University (until 1998); Former President of Wells College and St.
                                  Lawrence University; Director, Niagara Mohawk Power Corporation
                                  (electric utility) (until 2003); Director, Ford Foundation,
                                  International Fellowships Program (since 2002); Director, Lois
                                  Roth Endowment (since 2002); Director, Council for International
                                  Educational Exchange (since 2003).

Steven R. Pruchansky              Chairman and Chief Executive Officer, Greenscapes of Southwest          1994             47
(Age 60)                          Florida, Inc. (since 2000); Director and President, Greenscapes of
Independent Trustee               Southwest Florida, Inc. (until 2000); Managing Director, JonJames,
                                  LLC (real estate) (since 2001); Director, First Signature Bank &
                                  Trust Company (until 1991); Director, Mast Realty Trust (until
                                  1994); President, Maxwell Building Corp. (until 1991).

Norman H. Smith                   Lieutenant General, United States Marine Corps; Deputy Chief of         1994             47
(Age 71)                          Staff for Manpower and Reserve Affairs, Headquarters Marine Corps;
Independent Trustee               Commanding General III Marine Expeditionary Force/3rd Marine
                                  Division (retired 1991).

------------
* "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.

EXECUTIVE OFFICERS

    In addition to the President and Chief Executive Officer (Mr. James A. Shepherdson), the table below lists each fund's executive officers.

NAME, (AGE), ADDRESS(1) AND                                                                                               OFFICER
POSITION WITH THE FUNDS                              PRINCIPAL OCCUPATION(s) DURING THE PAST FIVE YEARS                    SINCE
------------------------------------------------------------------------------------------------------------------------------------

Susan S. Newton                      Senior Vice President and Secretary, each of the John Hancock funds; Senior Vice       1994
(Age 54)                             President, Secretary and Chief Legal Officer, the Adviser, John Hancock Funds, The
Senior Vice President                Berkeley Group and SAMCorp; Director, Senior Vice President and Secretary, NM
and Secretary                        Capital.

William H. King                      Vice President and Treasurer, each of the John Hancock funds; Vice President, the      1994
(Age 52)                             Adviser.
Vice President and Treasurer

----------
(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston Massachusetts 02199.

    The fund's Board of Trustees currently has four standing Committees: The Audit Committee, the Administration Committee, the
Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

    The current membership of each Committee and the anticipated membership if the nominees are elected, are set forth below.

                        AUDIT                       ADMINISTRATION           CONTRACTS/OPERATIONS        INVESTMENT PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------

2004 MEMBERS            Messrs. Ladner,             All Independent          Messrs. Pruchansky, Carlin  Messrs. Cunningham and
                        Moore, Toolan* and Ms.      Trustees                 and Smith                   Dion
                        Peterson

MEMBERS AS OF           Messrs. Chapman, Ladner,    All Independent          Messrs. Carlin, Dion,       All Independent Trustees
MARCH 2, 2005           Moore and                   Trustees                 Pruchansky and Smith
                        Ms. Peterson

----------
* Mr. Toolan reached the age of mandatory retirement and retired on December 31, 2004.

    All members of the fund's Audit Committee are Independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee, which is attached as Attachment 1. The Audit Committee recommends to the full Board the appointment of outside auditors for the fund, monitors and oversees the audits of the fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. Each Audit Committee reports that it has (1) reviewed and discussed the fund's audited financial statements with management;
(2) discussed with the independent auditors the matters relating to the quality of the fund's financial reporting as required by SAS 61; (3) received written disclosures and an independence letter from the independent auditors required by Independent Standards Board Standard No. 1, and discussed with the auditors their independence; and (4), based on these discussions, recommended to the Board that the fund's financial statements be included in the fund's annual report for the last fiscal year (see Attachment 2).

    All of the Independent Trustees are members of the Administration Committee. The Administration Committee reviews the activities of the other three standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are Independent Trustees. The Board has adopted a written charter for the Administration Committee, which is attached as Attachment 3 to this proxy. The Administration Committee selects and nominates for elections candidates for Independent Trustees. The Trustees who are not Independent Trustees and the officers of the fund are nominated and selected by the Board.

    In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

    As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the funds. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

    Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the fund's proxy statement. Each of the nominees for election as Trustee was recommended by the Administration Committee, except for Mr. Shepherdson, who was recommended by the Board.

    Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee in care of the secretary of the fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the fund. Mr. Shepherdson typically attends shareholder meetings and other members of the Board may, but generally do not, attend.

    The Contracts/Operations Committee oversees the initiation, operation and renewal of the various contracts between the fund and other entities. These contracts include advisory, custodial and transfer agency agreements and arrangements with other service providers.

    The Investment Performance Committee monitors and analyzes the performance of the funds generally, consults with the Adviser as necessary if a fund is considered to require special attention, and reviews fund peer groups and other comparative standards as necessary.

    Each board of trustees and each committee held four meetings during the fund's fiscal year. With respect to the fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund; and (2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all committees.

TRUSTEE OWNERSHIP
    The following table provides a dollar range indicating each Trustee's ownership of equity securities of the fund as well as aggregate holdings of equity securities of all John Hancock funds overseen by the Trustee, as of December 31, 2004.

                                             TRUSTEE HOLDINGS(1)

                                                                                                 ALL JOHN HANCOCK
                                                     BANK AND THRIFT OPPORTUNITY FUND             FUNDS OVERSEEN
                                                    -----------------------------------          -----------------
NAME OF TRUSTEE                                     SHARES             DOLLAR RANGE                 DOLLAR RANGE
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
James F. Carlin                                         400                $1 - $10,000               Over $100,000
Richard P. Chapman, Jr.#                                 --                          --               Over $100,000
William H. Cunningham                                    --                          --               Over $100,000
Ronald R. Dion                                          100                $1 - $10,000               Over $100,000
Charles L. Ladner                                       800                $1 - $10,000               Over $100,000
John A. Moore                                         1,000           $10,001 - $50,000               Over $100,000
Patti McGill Peterson                                    --                          --               Over $100,000
Steven R. Pruchansky                                    500                $1 - $10,000               Over $100,000
Norman H. Smith                                       1,885           $10,001 - $50,000               Over $100,000

NON-INDEPENDENT TRUSTEES
James A. Shepherdson                                     97                $1 - $10,000           $10,001 - $50,000

----------
(1) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustees in the fund and in all John Hancock funds overseen by each Trustee. For each Trustee, the amounts reflected include share equivalents of certain John Hancock funds in which the Trustee is deemed to be invested pursuant to the
    Deferred Compensation Plan for Independent Trustees, as more fully described under "Remuneration of Officers and Trustees". The information as to beneficial ownership is based on statements furnished to the fund by the
    Trustees. Each of the Trustees has all voting and investment powers with respect to the shares indicated. None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding shares of any fund.

  # Mr. Chapman was not a trustee of this Fund in 2004.

COMPLIANCE WITH SECTION 16(a) REPORTING REQUIREMENTS
    Section 16(a) of the Securities Exchange Act of 1934 requires the fund's executive officers, Trustees and persons who own more than 10% of the fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish the fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the fund and representations that no other reports were required to be filed, the fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

REMUNERATION OF TRUSTEES AND OFFICERS
    The following table provides information about the compensation paid by the fund and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for the year ended October 31, 2004. Any Non-Independent Trustee and each of the fund's officers are interested persons of the Adviser, are compensated by the Adviser and/or its affiliates and receive no compensation from the fund for their services.

                                                             TOTAL COMPENSATION
                                              AGGREGATE         ALL FUNDS IN
                                             COMPENSATION       JOHN HANCOCK
INDEPENDENT TRUSTEES                        FROM THE FUND      FUND COMPLEX(1)
-------------------------------------------------------------------------------
James F. Carlin                                $ 5,848            $ 76,500
Richard P. Chapman, Jr.*#                           --              79,500
William H. Cunningham*                           6,015              77,500
Ronald R. Dion*                                  5,908              76,500
Charles L. Ladner                                7,179             104,150
John A. Moore*                                   4,633              79,900
Patti McGill Peterson                            4,596              74,900
Steven R. Pruchansky*                            6,074              79,500
Norman H. Smith*                                 5,848              76,500
John P. Toolan*+                                 6,023              75,650
                                                ------             -------
Totals                                         $52,124            $800,600

----------
(1) The total compensation paid by the John Hancock fund complex to the Independent Trustees for the calendar year ended December 31, 2004. All the Independent Trustees were Trustees of 28 funds in the John Hancock fund complex, except for Ms. McGill Peterson and Mr. Moore, who were Trustees of 31 funds, Mr. Chapman who was trustee of 21 funds and Mr. Ladner who was trustee of 49 funds.

  * As of December 31, 2004, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock fund complex for Mr. Chapman was $69,035, for Mr. Cunningham was $627,144, for Mr. Dion was $242,968, for Mr. Moore was $273,394, for Mr. Pruchansky was $194,392, for Mr. Smith was $331,243 and for Mr. Toolan was $686,931 under the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested by a fund in shares of one or more funds in the John Hancock fund complex and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate the fund to retain the services of any Trustee or obligate the fund to pay any particular level of compensation to the Trustee.

  # Mr. Chapman was not a trustee of this Fund in 2004.

  + Mr. Toolan reached the age for mandatory retirement and retired from the fund on December 31, 2004.

MATERIAL RELATIONSHIPS OF THE INDEPENDENT TRUSTEES
    As of December 31, 2004, none of the Independent Trustees, nor any immediate family member, owns shares of John Hancock Advisers, LLC (the "investment adviser") or is a principal underwriter of the fund, nor does any such person own shares of a company controlling, controlled by or under common control with, the investment adviser or a principal underwriter of the fund.

    There have been no transactions by the fund since the beginning of the fund's last two fiscal years, nor are there any transactions currently proposed, in which the amount exceeds $60,000, and in which any trustee of the fund or any immediate family members has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to the fund in an amount in excess of $60,000 at any time since that date.

    No Independent Trustee, nor any immediate family member has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the investment adviser, a principal underwriter of the fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the fund. Moreover, no Independent Trustee or immediate family member has, or has had in the last two fiscal years of the fund, any direct or indirect relationships or material interest in any transaction or in any currently proposed transaction, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the fund, an officer of the fund, any investment company sharing the same investment adviser or principal underwriter as the fund or any officer of such a company, any investment adviser or principal underwriter of the fund or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the fund, or any officer of such a person.

    Within the last two completed fiscal years of the fund, no officer of any investment adviser or principal underwriter of the fund or of any person directly or indirectly controlling, controlled by or under common control with, the investment adviser or principal underwriter of the fund, has served as a director on a board of a company where any of the Independent Trustees or nominees of the fund, or immediate family members of such persons, has served as an officer.

LEGAL PROCEEDINGS
    There are no material pending legal proceedings to which any trustee or affiliated person is a party adverse to the fund or any of its affiliated persons or has a material interest adverse to the fund or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any trustee or executive officer of the fund within the past five years.

                                  PROPOSAL 2

                         RATIFICATION OF SELECTION OF
              THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    The Trustees, including a majority of the Independent Trustees, have selected Deloitte & Touche LLP ("Deloitte & Touche") to act as independent registered public accounting firm for the fund's fiscal year ending October 31, 2005.

    The following table sets forth the aggregate fees billed by the independent accountants for the fund's 2003 and 2004 fiscal years for professional services rendered for: (i) the audit of the fund's annual financial statements and the review of financial statements included in the fund's reports to stockholders, (ii) assurance and related services that are reasonably related to the audit of the fund's financial statements, (iii) tax compliance, tax advice or tax planning and (iv) all services other than (i),
(ii) and (iii). The table also discloses the aggregate fees paid during the 2003 and 2004 fiscal years to the funds, independent accountants by John Hancock Advisers, LLC and any entity controlling, controlled by or under common control with John Hancock Advisers, LLC to the extent that the engagement relates directly to the operations and financial reporting of registered investment companies (the "Adviser and Adviser Affiliates").

                                                  AUDIT FEES         AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
                                            ----------------------------------------------------------------------------------------
                                               2003        2004        2003      2004        2003      2004        2003      2004
                                            ----------------------------------------------------------------------------------------
Bank and Thrift Opportunity                  $35,150     $36,950        $0        $0        $2,100    $2,250          $0      $0

The Adviser and Adviser Affiliates                $0          $0        $0        $0            $0        $0     $165,900     $0

    The fund's Audit Committee has adopted procedures to pre-approve audit and non-audit services for the funds and the Adviser and Adviser Affiliates. These procedures identify certain types of audit and non-audit services that are anticipated to be provided by Deloitte & Touche during a calendar year and, provided the services are within the scope and value standards set forth in the procedures, pre-approve those engagements. The scope and value criteria are reviewed annually. These procedures require both audit and non-audit sources to be approved by the Audit Committee prior to Deloitte & Touche being engaged. In recommending Deloitte & Touche as the fund's independent accountants, the Audit Committee has considered the compensation provided to Deloitte & Touche for audit and non-audit services to the Adviser and Adviser Affiliates and has determined that such compensation is not incompatible with maintaining Deloitte & Touche's independence. The aggregate amount of non-audit fees paid by the fund, the Adviser and an Advisor Affiliate that provide services to the fund, which includes amounts described above, were $168,000 and $2,250 for the fiscal years ending October 31, 2003 and 2004.

    Deloitte & Touche has advised the fund that it has no direct or indirect financial interest in the fund. This selection is subject to the approval by the shareholders of the fund at the meeting. The enclosed proxy card provides space for instructions directing the proxies named on the proxy card to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the fund's financial statements.

    The board of trustees, including all the Independent Trustees, unanimously recommends that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the fund for the fiscal year ending October 31, 2005.

VOTE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    The approval of a "majority" of the shares of the fund is required to ratify the selection of Deloitte & Touche as such fund's independent registered public accounting firm.

                                                           MISCELLANEOUS

VOTING; QUORUM; ADJOURNMENT
    The following vote is required to approve each respective proposal:

PROPOSAL                                                                      VOTE REQUIRED
---------------------------------------------------------------------------------------------------------------------------------

Election of Trustees                   A plurality of all votes cast, assuming a quorum exists.* A "plurality" means that the four
(Proposal 1)                           nominees up for election receiving the greatest number of votes will be elected as trustees, regardless of the number of votes cast.

Ratification of Public Accountants     The affirmative vote of more than 50% of the votes cast, assuming a quorum exists.*
(Proposal 2)

------------
* IN ORDER FOR A "QUORUM" TO EXIST, A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE MUST BE PRESENT AT THE MEETING,
  EITHER IN PERSON OR BY PROXY, DETERMINED IN ACCORDANCE WITH THE TABLE BELOW.

    Proposals 1 and 2 in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange.

    The following table summarizes how the quorum and voting requirements are determined.

SHARES                                                    QUORUM                                         VOTING
------------------------------------------------------------------------------------------------------------------------------------

In General                            All shares "present" in person or by proxy      Shares present in person will be voted in
                                      are counted in determining whether a quorum     person by the shareholder at the meeting.
                                      exists.                                         Shares present by proxy will be voted by the
                                                                                      proxyholder in accordance with instructions
                                                                                      supplied in the proxy.

Broker Non-Vote                       Considered "present" at meeting.                Not voted. Same effect as a vote "against" a
                                                                                      proposal.

Proxy with No Voting Instruction      Considered "present" for determining whether    Will be voted "for" the proposal by the
(other than Broker Non-Vote)          a quorum exists.                                proxyholder.

Vote to Abstain                       Considered "present" for determining whether    Disregarded. Because abstentions are not
                                      a quorum exists.                                votes "cast," abstentions will have no effect
                                                                                      on whether a proposal is approved.

    If a quorum is not present, the persons named as proxies may vote their proxies to adjourn the meeting to a later date. If a quorum is present, but there are insufficient votes to approve any proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation. Shareholder action may be taken on one or more proposals prior to such adjournment. Proxies instructing a vote for a proposal will be voted in favor of an adjournment with respect to that proposal, and proxies instructing a vote against a proposal will be voted against an adjournment with respect to that proposal.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the meeting, including the solicitation of proxies, will be paid by the fund. Persons holding shares as nominees will be reimbursed by the fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the fund or of the fund's adviser may solicit proxies in person or by telephone. John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, Massachusetts 02199-7603, serves as the fund's investment adviser and administrator. Mellon Investor Services LLC has been retained to assist in the solicitation of proxies at a cost of approximately $3,000, plus reasonable expenses.

TELEPHONE VOTING
    In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by the personnel of the adviser or the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

    o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

    o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

    Alternatively, a shareholder may call the Funds' Voice Response Unit to vote;

    o Read the proxy statement and have your proxy card at hand.

    o Call the toll-free-number located on your proxy card.

    o Follow recorded instructions.

    With both methods of telephone voting, to ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions.

    If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

INTERNET VOTING
    You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the information on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

    o Read the proxy statement and have your card on hand.

    o Go to the website listed on the card.

    o Follow the directions on the website. Please call 1-800-852-0218 if you have any problems.

    o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

OTHER MATTERS
    The management of the fund knows of no business to be brought before the meeting except as mentioned above. If, however, any other matters were properly to come before the meeting, the persons named on the enclosed proxy card intend to vote on those matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

                            SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at a fund's annual meeting in 2006 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, after September 21, 2005, but no later than October 20, 2005, for inclusion in that fund's proxy statement and form of proxy relating to that meeting (subject to certain exceptions).

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY
                JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND

Dated: January 21, 2005

                                 ATTACHMENT 1

                              JOHN HANCOCK FUNDS
                           AUDIT COMMITTEE CHARTER

    A. Membership. The Audit Committee shall be composed exclusively of Trustees who are:

    o not "interested persons" ("Independent Trustees") as defined in the Investment Company Act of 1940, as amended, of John Hancock Advisers, LLC (the "Adviser");

    o independent as defined by the New York Stock Exchange rules and Rule 10A-3(b)(1) of the Exchange Act (except as otherwise permitted by the applicable rules of the NYSE);

    o financially literate, as such qualification is interpreted by the Board of Trustees in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

    o free of any relationship that, in the opinion of the Administration Committee, may interfere or give the appearance of interfering with such member's individual exercise of independent judgment.

    The Audit Committee shall be composed of at least three Independent Trustees who are designated for membership from time to time by the Administration Committee, subject to ratification by the Board of Trustees. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Trustees interprets such qualification in its business judgment.

    B. Purpose. The Audit Committee's purpose is to:

    1. assist the Board of Trustee's oversight of (1) the integrity of the funds' financial statements, (2) the funds' compliance with legal and regulatory requirements (except to the extent such responsibility is delegated to another committee), (3) the independent auditor's qualifications and independence, and (4) the performance of the funds' independent auditors and internal;

    2. act as a liaison between the funds' independent auditors and the full Board;

    3. to approve prior to appointment the funds' independent auditors and to review and evaluate the qualifications, independence and performance of the funds' independent auditors; and

    4. prepare the Audit Committee Report to be included in the funds' annual proxy statement or other filings, as required by the Securities and Exchange Commission (SEC).

    The Audit Committee shall discharge its responsibilities, and shall access the information provided by the funds' management and independent auditors, in accordance with its business judgment.

    C. Oversight. Oversight is the primary role of the Audit Committee. The Adviser is responsible for maintaining appropriate systems for accounting and internal controls and preparing the funds' financial statements. The independent auditors are responsible for auditing the funds' financial statements. The Audit Committee and the Board of Trustees recognize that the funds' officers, the Adviser and the independent auditors have more experience, expertise, resources and time, and more detailed knowledge and information regarding the funds' accounting, auditing, internal control and financial reporting practices than the Audit Committee does. Accordingly, the Audit Committee's oversight role is not intended to provide any expert or special assurance as to the financial statements and other financial information provided by a fund to its shareholders and others. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that any fund's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee any independent auditor's report.

    The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditors, including resolution of disagreements between any fund's officers, the Adviser and the independent auditors regarding financial reporting.

    D. Specific Responsibilities. The Audit Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

     1. To act as a liaison between the funds' independent auditors and the Board of Trustees and to report regularly to the Board of Trustees the Audit Committee's conclusions with respect to the independent auditors and the funds' financial statements and accounting controls.

     2. To approve, and recommend to the Board of Trustees for its ratification, the selection, appointment, retention and compensation of an independent auditor for each fund prior to the engagement of that independent auditor.

     3. To meet with independent auditors, including private meetings, and, as necessary, the Adviser's internal auditors and the funds' officers to review:

        o the arrangements for and scope of the annual audit and any special audits;

        o the funds' financial statements and reports and to discuss any matters of concern relating to the funds' financial statements, including the independent auditor's comments on such financial statements;

        o the funds' policies with respect to risk assessment and risk management;

        o the resolution of any disagreements between the independent auditors and the Adviser regarding the funds' financial reporting; and

        o the form of opinion the independent auditors propose to render to the Board of Trustees and shareholders.

     4. To monitor the independent auditors to attempt to identify:

        o conflicts of interest between the funds and the independent auditors as a result of employment relationships;

        o the provision of prohibited non-audit services to a fund by its independent auditor; violations of audit partner rotation requirements; and

        o prohibited independent auditor compensation arrangements whereby individuals employed by the auditor are compensated based on selling non-audit services to the fund.

        The independent auditors should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning a fund's accounting practices or financial statements that is not resolved to their satisfaction or if Section 10A(b) of the Exchange Act has been implicated.

     5. To ensure that the independent auditors inform the Audit Committee on a periodic basis of all relationships between the independent auditors and the Adviser; to engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Trustees take appropriate action in response to the independent auditors' report.

     6. To pre-approve all audit and non-audit services provided to each fund by its independent auditors, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered. To pre-approve all non-audit services provided by the funds' independent auditors to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to a fund, if the engagement relates directly to the operations and financial reporting of the fund. The Audit Committee is authorized to delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the Audit Committee regarding approved services at the Audit Committee's next regularly scheduled meeting.

     7. With respect to any fund listed on the New York Stock Exchange, to consider whether the Audit Committee will recommend to the Board of Trustees that the audited financial statements be included in the fund's annual report. The Board of Trustees delegates to the Audit Committee the authority to release the funds' financial statements for publication in the annual and semi-annual report, subject to the Board of Trustees' right to review and ratify such financial statements following publication. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of a fund relating to its annual meeting of security holders or in any other filing required by the SEC's rules.

     8. To obtain and review, at least annually, a report by the independent auditor describing: its own internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding any independent audit by the firm, and any steps taken to deal with any such issues; and, to assess the auditor's independence, all relationships between the independent auditor and each fund, including the disclosures required by any applicable Independence Standards Board Standard No. 1.

     9. To review with the independent auditor any problems that may be reported to the Audit Committee arising out of a fund's accounting, auditing or financial reporting functions and management's response, and to receive and consider reports on critical accounting policies and practices and alternative treatments discussed with management.

    10. To investigate improprieties or suspected improprieties in the operations of a fund and to establish procedures for the confidential, anonymous submission by employees of the Adviser or any other provider of accounting related services of complaints regarding accounting, internal accounting controls, or auditing matters. The procedures currently in effect are attached as Exhibit A.

    11. To review with the funds' principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence or fraud involving management or other employees who have a significant role in the fund's internal control over financial reporting.

    E. Subcommittees. The Audit Committee may, to the extent permitted by applicable law, form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next meeting.

    F. Additional Responsibilities. The Committee shall serve as the "qualified legal compliance committee" (as such term is defined in 17 CFR Part
205)("QLCC"), the duties of which are listed on Exhibit B to this charter; and shall also perform other tasks assigned to it from time to time by the Administration Committee or the full Board, and will report findings and recommendations to the Administration Committee or the full Board, as appropriate.

    G. Funding. Each fund shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Trustees, for payment of:

    o Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the fund.

    o Compensation to any advisers employed by the Audit Committee under its authority to engage independent counsel and other advisers.

    o Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

    H. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the Administration Committee or the full Board, as appropriate.

    The designation of a person as an "audit committee financial expert" within the meaning of the rules under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor shall it decrease the duties and obligations of other Committee members or the Board.

    The compensation of Audit Committee members shall be as determined by the Board of Trustees. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from a fund, other than fees paid in his or her capacity as a member of the Board of Trustees or as a member of a committee of the Board.

    I. Evaluation. At least annually, the Audit Committee shall evaluate its own performance, including whether the Audit Committee is meeting frequently enough to discharge its responsibilities appropriately. The Committee shall review this charter at least annually and shall recommend such changes to the Administration Committee or the full Board as it deems appropriate.

                                  EXHIBIT A

         POLICY FOR RAISING AND INVESTIGATING COMPLAINTS OR CONCERNS
                     ABOUT ACCOUNTING OR AUDITING MATTERS

    As contemplated by the Audit Committee Charter, the Committee has established the following procedures for:

    o the receipt, retention and treatment of complaints received by a fund regarding accounting, internal accounting controls or auditing matters; and

    o the confidential, anonymous submission by employees of the John Hancock Advisers, LLC or its affiliates of concerns regarding questionable accounting or auditing matters.

A.  Policy Objectives

    The objective of this policy is to provide a mechanism by which complaints and concerns regarding accounting, internal accounting controls or auditing matters may be raised and addressed without the fear or threat of retaliation. The funds desire and expects that the employees and officers of John Hancock Advisers, LLC or any other service provider to the funds will report any complaints or concerns they may have regarding accounting, internal accounting controls or auditing matters.

B.  Procedures for Raising Complaints and Concerns

    Persons with complaints regarding accounting, internal accounting controls or auditing matters or concerns regarding questionable accounting or auditing matters may submit such complaints or concerns to the attention of the funds' Secretary by sending a letter or other writing to the funds' principal executive offices. Complaints and concerns may be made anonymously to any of the above individuals. In addition any complaints or concerns may also be communicated anonymously, directly to any member of the Audit Committee.

C.  Procedures for Investigating and Resolving Complaints and Concerns

    All complaints and concerns received will be promptly forwarded to the Audit Committee of the Board of Trustees or the chair of the Audit Committee, unless they are determined to be without merit by Secretary of the funds. If sent only to the chair, the chair may determine the appropriate response or may refer the issues to the entire Audit Committee. In any event, the funds' Secretary will provide a record of all complaints and concerns received (whether or not determined to have merit) to the Audit Committee each fiscal quarter.

    The Audit Committee will evaluate any complaints or concerns received (including those reported to the committee on a quarterly basis and which the funds' Secretary has previously determined to be without merit). If the Audit Committee requires additional information to evaluate any complaint or concern, it may conduct an investigation, including interviews of persons believed to have relevant information. The Audit Committee may, in its discretion, assume responsibility for directing or conducting any investigation or may delegate such responsibility to another person or entity.

    After its evaluation of the complaint or concern, the Audit Committee will authorize such follow-up actions, if any, as deemed necessary and appropriate to address the substance of the complaint or concern. The funds reserve the right to take whatever action the Audit Committee believes appropriate, up to and including discharge of any employee deemed to have engaged in improper conduct.

    Regardless of whether a complaint or concern is submitted anonymously, the Audit Committee will strive to keep all complaints and concerns and the identity of those who submit them and participate in any investigation as confidential as possible, limiting disclosure to those with a business need to know.

    John Hancock Advisers, LLC and its affiliates shall not penalize or retaliate against any person or entity for reporting a complaint or concern, unless it is determined that the complaint or concern was made with knowledge that it was false. The funds will not tolerate retaliation against any person or entity for submitting, or for cooperating in the investigation of, a complaint or concern. Moreover, any such retaliation is unlawful and may result in criminal action. Any retaliation will warrant disciplinary action against the offending party, up to and including termination of employment.

    John Hancock Advisers, LLC and its subadvisers shall include this policy in its employee manual and shall distribute, at least annually, the policy to all of its employees.

    The funds shall retain records of all complaints and concerns received, and the disposition thereof, for five years.

                                  EXHIBIT B

                QUALIFIED LEGAL COMPLIANCE COMMITTEE ("QLCC")
                         DUTIES AND RESPONSIBILITIES

    The QLCC shall adopt written procedures for the confidential receipt, retention, and consideration of any report of evidence of a material violation.

    The QLCC has the authority and responsibility, once a report of evidence of a material violation by a fund, its officers, directors, employees or agents has been received by the QLCC:

      (i) to inform the CLO and CEO of such report (except in the case where the reporting attorney reasonably believes that it would be futile to report evidence of a material violation to the CLO and CEO, and has informed the QLCC of such belief); and

     (ii) to determine whether an investigation is necessary or appropriate, and, if it determines an investigation is necessary or appropriate, to:

            (A) notify the full board of directors;

            (B) initiate an investigation, which may be conducted either by the
                CLO or by outside attorneys; and

            (C) retain such additional expert personnel as the QLCC deems necessary;

          and, at the conclusion of such investigation, to:

            (A) recommend, by majority vote, that the fund implement an appropriate response to evidence of a material violation; and

            (B) inform the CLO and the CEO and the Board of Trustees of the results of any such investigation and the appropriate remedial measures.

    (iii) by majority vote, to take all other appropriate action, including notifying the U.S. Securities and Exchange Commission in the event that the fund fails in any material respect to implement an appropriate response that the QLCC has recommended.

                                 ATTACHMENT 2

                            AUDIT COMMITTEE REPORT

    The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

    The Audit Committee has reviewed and discussed with the Fund's management and Deloitte & Touche LLP the audited financial statements of the Funds contained in the Annual Reports on Form N-CSR for the 2004 fiscal year. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, amount other items, matters related to the conduct of the audit of the Fund's financial statements.

    The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche LLP its independence from the Funds.

    Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in each Fund's Annual Report on Form N-CSR for filing with the Securities and Exchange Commission.

                       Submitted by the Audit Committee
                           John P. Toolan, Chairman
                              Charles L. Ladner
                                John A. Moore
                            Patti McGill Peterson

                                 ATTACHMENT 3

                              JOHN HANCOCK FUNDS
                       ADMINISTRATION COMMITTEE CHARTER

    A. Composition. The Administration Committee shall be composed of all Trustees who are both "independent" as defined in the rules of the New York Stock Exchange and are not "interested persons" as defined in the Investment Company Act of 1940 of John Hancock Adviser LLC or of the Trust (the "Independent Trustees").

    B. Overview. The overall charter of the Administration Committee is: (i) to review and comment on complex-wide matters to facilitate uniformity among the funds; (ii) to select and nominate Independent Trustees to be added to the Board; (iii) to oversee liaison between management and the Independent Trustees; (iv) to review the performance of the Independent Trustees as appropriate; (v) to review matters relating to the Independent Trustees, such as compensation, retirement arrangements, Committee assignments and the like;
(vi) to consider matters of general corporate governance applicable to the Independent Trustees, and (vii) when appropriate, to oversee the assignment of tasks to other Committees.

    C. Nomination of Independent Trustees

        1. Selection of Trustee Nominees. Except where the funds are legally required to provide third parties with the ability to nominate trustees, the Administration Committee shall be responsible for (i) identifying individuals qualified to become Independent Trustees and (ii) recommending to the Board of Trustees the persons to be nominated for election as Independent Trustees at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board by the death, resignation or removal of an Independent Trustee. Persons to serve as Trustees who are not Independent Trustees shall be nominated by the Board.

        2. Criteria for Selecting Trustees. The Administration Committee shall use the criteria and the principles set forth on Annex A, as revised from time to time, to guide its trustee selection process. The Administration Committee shall periodically review the requisite skills and criteria for Independent Trustees as well as the composition of the Board as a whole. The Committee shall adopt, and periodically review and revise as it deems appropriate, procedures regarding trustee candidates recommended by shareholders. The current policy is attached as Annex A.

    D. Other Specific Responsibilities. The Administration Committee shall have the following duties and powers, to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate:

        1. To consider the allocation of activities among the various Committees and the full Board, to suggest to the Committees the degree of detail in their reports to the full Board, and to establish membership and rotation policies for Committees.

        2. To consider the number of funds under supervision by the Independent Trustees and the ability of the Independent Trustees to discharge successfully their fiduciary duties and to pursue self-education in mutual fund matters.

        3. To propose the amount of compensation to be paid by the funds to the Independent Trustees and to address compensation-related matters, such as expense reimbursement policies.

        4. To evaluate, from time to time, the time, energy, expertise, knowledge, judgment and personal skills which Independent Trustees brings to the Board and to consider retirement policies for the Independent Trustees.

        5. To participate in the development of agendas for Board and Committee meetings.

        6. To consider, evaluate and make recommendations regarding the type and amount of fidelity bond, and director and officer and/or errors and omission insurance coverage, for the funds, the Board and the Independent Trustees, as applicable.

        7. To consider, evaluate and make recommendations and necessary findings regarding independent legal counsel and any other advisers, experts or consultants, that may be engaged from time to time, other than as may be engaged directly by another Committee.

        8. To evaluate feedback from shareholders as appropriate. Annex A includes procedures for shareholders to communicate with the members of the Administration Committee.

    E. Additional Responsibilities. The Committee will also perform other tasks assigned to it from time to time by full Board, and will report findings and recommendations to the full Board, as appropriate.

    F. Governance. One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling meetings or reviewing and approving the schedule for them, preparing agendas or reviewing and approving them before meetings, presiding over meetings, and making reports to the full Board, as appropriate.

    G. Miscellaneous. The Committee shall meet as often as it deems appropriate, with or without management, as circumstances require. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other advisers, experts or consultants, at the funds' expense, as it determines necessary to carry out its duties. The Committee shall have direct access to such officers of and service providers to the funds as it deems desirable.

    H. Review. The Committee shall review this Charter periodically and recommend such changes to the full Board as it deems desirable.

                                   ANNEX A

GENERAL CRITERIA

    1. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

    2. Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Fund(s) and should be willing and able to contribute positively to the decision-making process of the Fund(s).

    3. Nominees should have a commitment to understand the Fund(s), and the responsibilities of a Trustee/Director of an investment company and to regularly attend and participate in meetings of the Board and its committees.

    4. Nominees should have the ability to understand the sometimes conflicting interests of the various constituencies of the Fund, including shareholders and the management company, and to act in the interests of all shareholders.

    5. Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of a director/ trustee.

    6. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

APPLICATION OF CRITERIA TO EXISTING
    The renomination of existing Trustees should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above. In addition, the Administrative Committee shall consider the existing trustees' performance on the Board and any committee.

REVIEW OF SHAREHOLDER NOMINATIONS
    Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

    As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy the criteria listed above, the Committee generally would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

COMMUNICATIONS FROM SHAREHOLDERS
    Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

                     ------------------------------------

                                   THANK YOU
                                  for mailing
                                  your proxy
                                 card promptly

                     ------------------------------------

    John Hancock                    JOHN HANCOCK FUNDS, LLC
    [logo]
                                    MEMBER NASD
    WORLDWIDE SPONSOR               101 Huntington Avenue
                                    Boston, MA 02199-7603

                                    1-800-852-0218
                                    1-800-231-5469 TTD
                                    1-800-843-0090 EASI-Line

                                    www.jhfunds.com

                                                                   P90PX  1/05

                  JOHN HANCOCK BANK AND THRIFT OPPORTUNITY FUND
                         Annual Meeting of Shareholders
                                 March 2, 2005

The undersigned holder of common shares of beneficial interest of John Hancock Bank and Thrift Opportunity Fund hereby appoints JAMES A. SHEPHERDSON, WILLIAM
H. KING and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Wednesday, March 2, 2005 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
    Address Change/Comments (Mark the corresponding box on the reverse side)

--------------------------------------------------------------------------------

[  ] Please Mark Here for Address Change or Comments SEE REVERSE SIDE


    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

1.  To elect the following nominees to serve as Trustees of the Fund.

(01) James F. Carlin (02) William H. Cunningham (03) Richard P.Chapman, Jr.
(04) James A. Shepherdson

                   FOR                      WITHHOLD
                   ALL     [ ]              FROM ALL   [ ]
                 NOMINEES                   NOMINEES

            [ ] _______________________________________
                 For all nominees except as noted above


--------------------------------------------------------------------------------
                                  JOHN HANCOCK
--------------------------------------------------------------------------------
                         BANK AND THRIFT OPPORTUNITY FUND


 2.   To ratify the selection of                      For    Against  Abstain
      Deloitte & Touche LLP as the Fund's Inde-
      pendent registered public accounting firm    [ ]      [ ]      [ ]


Specify your vote by marking the appropriate spaces. If no specification is made, this proxy will be voted for the nominees named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.


Signature: ___________ Date: ___________ Signature: ___________  Date: _________



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                                                Vote by Internet or Telephone or Mail
                                                    24 Hours a Day, 7 Days a Week

                                Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.


                 Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.


---------------------------------------     ---------------------------------------         ----------------------------

             Internet                                 Telephone                                     Mail
    http://www.eproxy.com/bto                       1-800-435-6710

Use the Internet to vote your proxy.          Use any touch-tone telephone to                  Mark, sign and date
Have your proxy card in hand when             vote your proxy. Have your proxy                  your proxy card
you access the web site. You will be    OR    card in hand when you call. You will   OR               and
prompted to enter your control                be prompted to enter your control                 return it in the
number, located in the box below, to          number, located in the box below,               enclosed postage-paid
create and submit an electronic               and then follow the directions                       envelope.
ballot.                                       given.
---------------------------------------     ---------------------------------------         ----------------------------


                                        If you vote your proxy by Internet or by telephone,
                                           you do NOT need to mail back your proxy card.

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

                                 Welcome to the
                  John Hancock Bank and Thrift Opportunity Fund
                             2005 Proxy Voting Site

                          Annual Meeting of Shareholders
                                  March 2, 2005


The undersigned holder of common shares of beneficial interest of John Hancock Bank and Thrift Opportunity Fund hereby appoints JAMES A. SHEPHERDSON, WILLIAM
H. KING and SUSAN S. NEWTON, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Fund to be held on Wednesday, March 2, 2005 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.

      --------------------------------------------------------------------
               Click here to continue to the secure voting site.
      --------------------------------------------------------------------
          If your browser does not support SSL encryption, click here.



--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company

--------------------------------------------------------------------------------

          Welcome to the John Hancock Bank and Thrift Opportunity Fund
                             2005 Proxy Voting Site

    Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

                     The Board of Trustees recommends a vote
                             FOR Proposals 1 and 2.

      -------------------------------------------------------------------
             Click Here To Vote As The Board Of Trustees Recommends
      -------------------------------------------------------------------

         ---------------------------------------------------------------
                Click Here To Vote Individually On Each Proposal
         ---------------------------------------------------------------


--------------------------------------------------------------------------------

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------



          To Vote Separately On Each Proposal - Check The Boxes Below:
          ------------------------------------------------------------

================================================================================
               The Board recommends a vote FOR Proposals 1 and 2.
================================================================================

================================================================================
  PROPOSAL 1

  To elect the following nominees to serve as Trustees of the Fund
================================================================================


  FOR ALL [ ]         WITHHOLD ALL [ ]   FOR ALL EXCEPT[ ]
                                          [ ]01 James F. Carlin
                                          [ ]02 William H. Cunningham
                                          [ ]03 Richard P. Chapman, Jr.
                                          [ ]04 James A. Shepherdson
================================================================================

================================================================================
  PROPOSAL 2


To ratify the selection of Deloitte & Touche LLP as the Fund's Independent registered public accounting firm
================================================================================

  For[ ]                  Against[ ]            Abstain[ ]
================================================================================


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.
--------------------------------------------------------------------------------

                        --------------------------------
                        Click Here To Register Your Vote
                        --------------------------------

BACK
----

================================================================================

John Hancock                                          Mellon
------------                                          Mellon Investor Services
JOHN HANCOCK FUNDS                                    A Mellon Financial Company
--------------------------------------------------------------------------------


                       THANK YOU FOR VOTING ELECTRONICALLY

                                 Voting Summary

                        Your Control Number:

Trustees:
You Voted:
Proposal 2:
You Voted:
To change your address click here.

                              THANK YOU FOR VOTING

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Investor Services within 24 hours. It is not necessary for you to mail back your voting card.

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE Please exit your browser program as you normally do.